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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

           Date of Original Report (Date of earliest event reported):

                                October 26, 2004

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                                ATMEL CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                        0-19032               77-0051991
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

                              2325 Orchard Parkway
                               San Jose, CA 95131
          (Address of principal executive offices, including zip code)

                                 (408) 441-0311
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                Explanatory Note

This Form 8-K/A amends an earlier report on Form 8-K filed by Atmel Corporation on October 26, 2004 (such report is referred to herein as the "Original Report") to (i) correct certain information regarding Atmel's income tax provision and
(ii) clarify that the information filed under the heading "Item 7.01 Regulation FD Disclosure" in the Original Report was intended to be filed under the heading "Item 2.02 Results of Operations and Financial Condition."

Item 2.02. Results of Operations and Financial Condition

      On October 26, 2004, Atmel Corporation issued a press release discussing its financial results for the third quarter ended September 30, 2004. A copy of the press release was attached as Exhibit 99.1 to the Original Report.

      Following the issuance of such press release, Atmel Corporation revised its preliminary calculation of the provision for income taxes for the third quarter ended September 30, 2004 and the estimate for the fourth quarter of 2004. On November 9, 2004, Atmel Corporation issued a press release updating the provision for income taxes and related loss per share results for the quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.2. Please see Atmel Corporation's 10-Q for the third quarter 2004 filed November 9, 2004 for complete information regarding Atmel Corporation's financial results.

      This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits.

Exhibit No.       Description
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99.1              Press release, dated as of October 26, 2004, entitled "Atmel
                  Reports Third Quarter Earnings Results" (which is incorporated by reference to Exhibit 99.1 to the Registrant's Current
                  Report on Form 8-K filed on October 26, 2004)

99.2              Press release, dated as of November 9, 2004, entitled "Atmel
                  Files 10-Q"

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Atmel Corporation
                                            (Registrant)

                                        By: /s/ Francis Barton
                                            ------------------------------------
                                            Francis Barton
                                            Executive Vice President and
                                            Chief Financial Officer

Date: November 9, 2004

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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press release, dated as of October 26, 2004, entitled "Atmel
                  Reports Third Quarter Earnings Results" (which is incorporated by reference to Exhibit 99.1 to the Registrant's Current
                  Report on Form 8-K filed on October 26, 2004)

99.2              Press release, dated as of November 9, 2004, entitled "Atmel
                  Files 10-Q"